UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund: BlackRock Bond Allocation Target Shares

Series C Portfolio
Series M Portfolio
Series N Portfolio
Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Bond Allocation Target Shares, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2009

Date of reporting period: 03/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Bond Allocation Target Shares

ANNUAL REPORT	MARCH 31, 2009

Series C Portfolio

Series M Portfolio

Series N Portfolio

Series S Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters — even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Series C Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s fiscal year-end was changed to March 31.

•

The Portfolio’s total return outpaced that of its benchmark for the six-month period. (The Portfolio compares its performance against the Barclays Capital US Credit Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•	Duration management benefited Portfolio performance during the six months. Security selection within the corporate sector also aided results.

•

Conversely, the Portfolio’s overweight exposure to financials was the primary performance detractor for the period, with a bulk of the underperformance coming during the fourth quarter of 2008. This coincided with the peak market stresses experienced following the Lehman Brothers bankruptcy and subsequent historical volatility that reverberated through the markets.

Describe recent Portfolio activity.

•

During the six months, we looked to reduce risk within the Portfolio. Accordingly, we reduced exposure to the financials subsector, focusing on industrials and utilities names instead. For a majority of these trades, we looked to the primary, or new-issue market, to make this shift, as issuers had to offer concessions in order to successfully complete new deals.

Describe Portfolio positioning at period-end.

•

The Portfolio was almost fully invested in corporate bonds, with approximately 98% of assets invested in the sector at period end. We continue to focus on higher-quality names, favoring non-cyclical industries and companies with strong balance sheets. From a sector perspective, the Portfolio’s largest overweight is in the industrials sector. We hold a slight overweight in financials, though this position was significantly reduced throughout the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	98%
Capital Trusts	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	5%
AA	30
A	43
BBB	22

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

4	ANNUAL REPORT	MARCH 31, 2009

Series C Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment grade corporate fixed income securities.

2	An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

3	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series C Portfolio	6.17%	(4.70)%	2.16%
Barclays Capital US Credit Index	2.18	(5.21)	1.66

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6,7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6,7]
Series C Portfolio	$1,000.00	$1,061.70	$0.46	$1,000.00	$1,024.55	$0.45

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.09%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Expenses paid during the period would have been zero if interest expense were not included.

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Series M Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s fiscal year-end was changed to March 31.

•

The Portfolio’s total return lagged that of its benchmark for the six-month period. (The Portfolio compares its performance against the Barclays Capital MBS Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

During the period, the Portfolio’s exposure to agency mortgage-backed securities (“MBS”) had a positive impact on performance as the Federal Reserve’s support of this sector, by way of its quantitative easing, created strong technical demand. On the other hand, the performance of non-agency MBS holdings — while better than in the past — continued to hamper Portfolio results. Having said that, we feel this, too, will begin to help as the markets normalize.

Describe recent Portfolio activity.

•

During the six months, a powerful rally in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) was touched off after the Term Asset-Backed Securities Loan Facility was expanded to allow for these sectors to be included. The rally was further fueled by the announcement of the Public-Private Investment Program. In response, we reduced our CMBS holdings to lock in some gains. We also reduced the allocation to agency MBS and asset-backed securities (“ABS”) on the strength. The proceeds have been reinvested in US Treasury securities while we await additional opportunities, as the market continues to be volatile.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was invested primarily in US spread assets, including CMBS, ABS and MBS. In addition, the Portfolio maintained positions in US Treasury securities, and had an allocation to cash. The Portfolio’s duration was 6.26.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	66%
U.S. Treasury Obligations	16
Asset Backed Securities	14
U.S. Government Sponsored Agency Mortgage-Backed Securities	4

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	100%

1 Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	MARCH 31, 2009

Series M Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities.

2	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

3	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series M Portfolio	(2.61)%	(5.65)%	2.25%
Barclays Capital MBS Index	6.63	8.09	5.90

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]
Series M Portfolio	$1,000.00	$973.90	$0.00	$1,000.00	$1,025.00	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Series N Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return underperformed that of its benchmark for the period since inception (April 1, 2008) through March 31, 2009. (The Portfolio compares its performance against the Barclays Capital Municipal Bond Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of separately managed accounts.)

What factors influenced performance?

•

The Portfolio is constructed to maximize distribution yield and, as a consequence, is overweight the high yield sector of the tax-exempt market. Credit spreads remain at historical wide levels, causing the net asset valuations of the Portfolio to underperform the generally higher-quality holdings characterizing the majority of the benchmark.

•	Conversely, the focus on high current return is designed to deliver a generous accrual. The portion of total return generated by a competitive yield distribution is well served by this approach.

Describe recent Portfolio activity.

•

Cash reserves vacillated during the 12 months. In general, a degree of reserves approaching 8% may have been available to permit the Portfolio’s management some liquidity to take advantage of a heavy new-issue calendar. Having a portion of the assets in a liquid posture also seemed prudent during the historically volatile markets witnessed over the past year.

•

Management has worked in close conjunction with Municipal research to monitor the high yield credits within the Portfolio. The extreme weakness of the economic backdrop has caused reevaluations of whether securities stand a chance for future recovery, or if items should be swapped out into other sectors that provide better chances for more immediate recovery.

Describe Portfolio positioning at period-end.

•

The Portfolio’s holdings of high yield municipals give it the appearance of a higher relative duration position. Several of the positions have been discounted due to the poor performance of the high yield sector, in general. The Portfolio’s future recovery will rely more on the normalization of credit quality spreads, however, than a forecast for dramatically lower long-term rates (in which a long duration posture would benefit).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Sector Allocation	Percent of Long-Term Investments
City, County & State	40%
Hospital	20
Power	14
Education	10
Housing	8
Water & Sewer	6
Lease Revenue	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	38%
AA	12
A	19
BB	10
BBB	13
Unrated	8

1 Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	MARCH 31, 2009

Series N Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in municipal bonds, the interest on which the management team believes is exempt from regular federal income tax.

2	An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

3	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6 Month Total Returns	Total Returns[4] Since Inception[5]
Series N Portfolio	(0.47)%	(6.32)%
Barclays Capital Municipal Bond Index	5.00	2.27

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on April 1, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6,7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6,7]
Series N Portfolio	$1,000.00	$995.30	$0.25	$1,000.00	$1,024.75	$0.25

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Expenses paid during the period would have been zero if interest expense were not included.

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Series S Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s fiscal year-end was changed to March 31.

•

The Portfolio’s total return lagged that of its benchmark for the six-month period. (The Portfolio compares its performance against the Merrill Lynch 1-3 Year Treasury Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

Detracting from performance was the Portfolio’s allocation to US spread assets, including asset-backed securities (ABS) and mortgage-backed securities (MBS), which underperformed amid historic levels of volatility, most notably during October and November 2008. The allocation to non-agency mortgages proved most detrimental.

•	On the positive side, the Portfolio’s exposure to shorter-dated commercial mortgage-backed securities (CMBS) aided performance during the six months, as did tactical trading along the yield curve.

Describe recent Portfolio activity.

•

Following the dramatic spread widening in October and November 2008, the markets began to stabilize. We took this opportunity to reduce our defensive posture and add risk to the Portfolio. From December 2008 through February 2009, we utilized available cash to purchase primarily CMBS, ABS and US investment grade credit.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was invested primarily in US spread assets, including agency MBS and FDIC-guaranteed paper, CMBS, ABS, as well as US investment grade credit and a small exposure to non-agency MBS. In addition, the Portfolio maintained positions in US Treasury and US agency securities, and had an allocation to cash, which we will continue to invest as opportunities in the market present themselves.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	27%
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	25
U.S. Government Sponsored Agency Mortgage-Backed Securities	19
Asset Backed Securities	13
Corporate Bonds	11
U.S. Government Sponsored Agency Obligations	5

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	94%
AA	2
A	3
BBB	1

1 Using the higher of S&P’s or Moody’s ratings.

10	ANNUAL REPORT	MARCH 31, 2009

Series S Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment-grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations, obligations of domestic and non-US corporations, asset-backed securities, US Treasury and agency securities, cash equivalent investments, repurchase and reverse repurchase agreements and dollar rolls.

2	An unmanaged index comprised of treasury securities with maturities from 1 to 2.99 years.

3	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series S Portfolio	2.44%	3.21%	3.96%
Merrill Lynch 1-3 Year Treasury Index	2.78	3.61	4.34

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[6]
Series S Portfolio	$1,000.00	$1,024.40	$0.00	$1,000.00	$1,025.00	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	MARCH 31, 2009	11

About Portfolio Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including administration fees and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	ANNUAL REPORT	MARCH 31, 2009

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings or issuances of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. The Series N Portfolio may leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Portfolio with economic benefits in periods of declining short-term interest rates, but expose the Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Portfolios’ NAVs per share. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) is invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including swap agreements, swaptions, futures and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Capital Trusts
Commercial Banks — 0.6%
Barclays Bank Plc (United Kingdom), Unsecured Notes,
5.93%(a)(b)(c)	$1,200	$402,492
Rabobank Capital Funding Trust II, Capital Securities,
5.26%(b)(c)	75	33,750
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(a)(b)(c)(d)	1,100	484,000
State Street Capital Trust IV, Capital Securities,
2.32%, 6/15/37(d)	1,075	421,788
Wachovia Capital Trust III, Capital Securities,
5.80%, 3/15/42(d)	225	81,000
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(c)(d)	1,175	552,250

		1,975,280

Diversified Financial Services — 0.6%
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(c)(d)	4,760	1,764,042
JPMorgan Chase Capital XXII, Capital Securities,
6.45%, 2/02/37	200	126,460
JPMorgan Chase Capital XXIII, Capital Securities,
2.24%, 5/15/47(d)	500	204,585
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(c)(d)(e)	4,070	407

		2,095,494

Insurance — 0.0%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(b)	430	36,636
Financial Security Assurance Holdings Ltd., Junior Subordinated Debentures,
6.40%, 12/15/66(b)(d)	50	9,000
Lincoln National Corp., Capital Securities,
7.00%, 5/17/66(d)	75	15,750

		61,386

Total Capital Trusts — 1.2%		4,132,160

Corporate Bonds
Aerospace & Defense — 3.2%
Honeywell International, Inc., Senior Unsecured Notes,
5.30%, 3/15/17	2,835	2,885,721
Lockheed Martin Corp., Unsecured Notes,
6.15%, 9/01/36	1,020	1,030,765
Northrop Grumman Corp., Debentures,
7.88%, 3/01/26	1,000	1,142,615
Northrop Grumman Corp., Senior Debentures,
7.75%, 2/15/31	75	90,653
Northrop Grumman Systems Corp., Senior Unsecured Notes,
7.13%, 2/15/11	2,000	2,134,050
Raytheon Co., Unsecured Notes,
5.38%, 4/01/13	50	52,458
United Technologies Corp., Senior Unsecured Notes,
6.35%, 3/01/11	125	133,222
United Technologies Corp., Unsecured Notes,
6.05%, 6/01/36	3,650	3,653,657

		11,123,141

Air Freight & Logistics — 1.2%
United Parcel Service, Inc., Senior Unsecured Notes,
6.20%, 1/15/38	4,000	4,069,892

Automobiles — 1.1%
Daimler Finance North America LLC, Unsecured Notes,
5.75%, 9/08/11	2,000	1,890,110
PACCAR, Inc., Senior Unsecured Notes,
6.88%, 2/15/14	1,850	1,926,738

		3,816,848

Beverages — 3.1%
Anheuser-Busch InBev Worldwide, Inc., Unsecured Notes,
8.20%, 1/15/39(b)	1,800	1,766,221
Bottling Group LLC, Senior Unsecured Notes,
5.13%, 1/15/19	1,425	1,434,167
Brown-Forman Corp., Senior Unsecured Notes,
5.00%, 2/01/14	1,875	1,941,405
Diageo Finance BV, Unsecured Notes,
5.50%, 4/01/13(a)	2,300	2,377,276
PepsiCo, Inc., Senior Unsecured Notes,
7.90%, 11/01/18	1,250	1,535,821
SABMiller Plc (United Kingdom), Unsecured Notes,
5.70%, 1/15/14(a)(b)	1,850	1,798,631

		10,853,521

Capital Markets — 4.9%
Bank of New York Mellon Corp., Senior Notes,
4.50%, 4/01/13(f)	3,000	2,972,973
Eksportfinans A/S (Norway), Unsecured Notes,
5.50%, 5/25/16(a)	1,200	1,284,582
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	3,525	3,291,627
6.25%, 9/01/17	1,500	1,390,017

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ACA	American Capital Access Corp.	FGIC	Financial Guaranty Insurance Co.
	AMBAC	American Municipal Bond	FSA	Financial Security Assurance
		Assurance Corp.	GO	General Obligation Bonds
	AMT	Alternative Minimum Tax (subject to)	IDRB	Industrial Development Revenue Bonds
	ARM	Adjustable Rate Mortgage	LIBOR	London InterBank Offered Rate
	BHAC	Berkshire Hathaway Assurance Co.	PCRB	Pollution Control Revenue Bonds
	CMT	Constant Maturity Treasury Rate	RB	Revenue Bonds
	COP	Certificates of Participation	TBA	To-Be-Announced

14	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Capital Markets (concluded)
Morgan Stanley, Senior Notes,
5.05%, 1/21/11	$200	$196,640
5.63%, 1/09/12	7,400	7,120,398
6.25%, 8/28/17	885	821,442
State Street Corp., Subordinated Notes,
7.65%, 6/15/10	50	50,000

		17,127,679

Commercial Banks — 8.7%
HSBC Bank USA, Subordinated Notes,
4.63%, 4/01/14	9,750	9,138,431
HSBC Holdings Plc (United Kingdom), Subordinated Notes,
6.80%, 6/01/38(a)	2,180	1,853,724
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(a)	4,500	4,549,191
Northern Trust Corp., Subordinated Notes,
4.60%, 2/01/13	125	125,776
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Notes,
5.00%, 11/12/13(a)	3,000	1,942,683
U.S. Bank N.A., Subordinated Bank Notes,
6.38%, 8/01/11	2,500	2,625,570
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(a)	3,400	2,924,309
Wachovia Corp., Senior Notes,
4.38%, 6/01/10	300	291,552
Wachovia Corp., Subordinated Notes,
5.25%, 8/01/14	185	153,607
Wachovia Corp., Unsecured Notes,
1.44%, 3/15/11(d)	2,500	2,337,725
Wells Fargo & Co., Unsecured Notes,
4.38%, 1/31/13	5,268	4,910,045

		30,852,613

Commercial Services — 1.1%
Cornell University, Senior Unsecured Notes,
5.45%, 2/01/19	1,750	1,772,872
Princeton University, Senior Unsecured Notes,
4.95%, 3/01/19	2,050	2,040,386

		3,813,258

Commercial Services & Supplies — 0.3%
Tyco International Finance SA (Luxembourg), Unsecured Notes,
8.50%, 1/15/19(a)	1,000	1,032,188

Communications Equipment — 0.4%
Cisco Systems, Inc., Senior Unsecured Notes,
5.90%, 2/15/39	1,375	1,263,373

Computers & Peripherals — 2.5%
Hewlett-Packard Co., Unsecured Notes,
5.25%, 3/01/12	3,000	3,150,033
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	5,575	5,774,986

		8,925,019

Consumer Finance — 3.8%
Allstate Life Global Funding Trust, Secured Notes,
4.50%, 5/29/09	9,050	9,048,706
American Express Co., Senior Unsecured Notes,
4.75%, 6/17/09	550	551,227
General Electric Capital Corp., Senior Unsecured Notes,
6.13%, 2/22/11	1,300	1,314,307
General Electric Capital Corp., Unsecured Notes,
5.63%, 9/15/17	1,000	876,462
Nissan Motor Acceptance Corp., Unsecured Notes,
4.63%, 3/08/10(b)	25	23,626
Student Loan Marketing Corp., Senior Unsecured Notes,
1.30%, 7/27/09(d)	500	481,735
Student Loan Marketing Corp., Unsecured Notes,
5.40%, 10/25/11	1,900	1,178,000

		13,474,063

Diversified Financial Services — 7.9%
Bank of America Corp., Senior Unsecured Notes,
4.50%, 8/01/10	5,000	4,756,220
5.38%, 8/15/11	2,205	2,054,818
Bank of America Corp., Subordinated Notes,
7.40%, 1/15/11	65	60,597
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	3,275	3,335,152
The Bear Stearns Cos., Inc., Unsecured Notes,
6.40%, 10/02/17	1,050	1,021,908
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 1/07/16	2,000	1,545,644
Citigroup, Inc., Unsecured Notes,
4.63%, 8/03/10	1,600	1,501,006
General Electric Capital Corp., Unsecured Notes,
5.00%, 11/15/11	100	99,444
6.15%, 8/07/37	3,000	2,218,557
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18	2,050	2,070,670
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17	3,500	3,348,261
6.00%, 10/01/17	4,575	4,288,495
TIAA Global Markets, Inc., Unsecured Notes,
5.13%, 10/10/12(b)	1,700	1,682,735

		27,983,507

Diversified Telecommunication Services — 7.0%
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
7.05%, 6/20/36(a)	1,075	1,104,593
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(a)	1,600	1,670,819
AT&T, Inc., Unsecured Notes,
5.63%, 6/15/16	1,500	1,503,289
5.50%, 2/01/18	3,500	3,384,342
BellSouth Capital Funding Corp., Senior Unsecured Notes,
7.75%, 2/15/10	3,130	3,264,124
Sprint Capital Corp., Senior Unsecured Notes,
6.38%, 5/01/09	100	100,000
Telecom Italia Capital SA (Luxembourg), Senior Notes,
5.25%, 11/15/13(a)	5,210	4,678,768

ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc., Senior Unsecured Notes,
6.10%, 4/15/18	$3,350	$3,318,795
6.90%, 4/15/38	2,000	1,934,352
Verizon Communications, Inc., Unsecured Notes,
6.25%, 4/01/37	1,625	1,445,501
Verizon Global Funding Corp., Senior Unsecured Notes,
6.88%, 6/15/12	600	636,871
Verizon Maryland, Inc., Senior Debentures,
6.13%, 3/01/12	305	307,779
Verizon Wireless Capital LLC, Unsecured Notes,
8.50%, 11/15/18(b)	1,150	1,313,669

		24,662,902

Electric Utilities — 5.6%
Carolina Power & Light Co., First Mortgage Bonds,
6.30%, 4/01/38	750	773,395
Cleveland Electric Illuminating Co., Senior Unsecured Notes,
5.65%, 12/15/13	450	435,942
Duke Energy Carolinas LLC, First Mortgage Bonds,
5.25%, 1/15/18	450	458,331
EDF SA (France), Unsecured Notes,
6.50%, 1/26/19(a)(b)	3,560	3,667,306
EDP Finance BV (Netherlands), Senior Unsecured Notes,
6.00%, 2/02/18(a)(b)(f)	1,475	1,408,169
Florida Power & Light Co., First Mortgage Bonds,
5.95%, 2/01/38	1,825	1,845,002
Georgia Power Co., Senior Unsecured Notes,
5.25%, 12/15/15	1,050	1,068,535
Kiowa Power Partners LLC, Senior Secured Notes,
4.81%, 12/30/13(b)	15	13,518
MidAmerican Energy Holdings Co., Senior Unsecured Notes,
5.30%, 3/15/18	2,170	2,111,805
NiSource Finance Corp., Unsecured Notes,
1.82%, 11/23/09(d)	25	23,852
PacifiCorp, First Mortgage Bonds,
6.00%, 1/15/39	1,300	1,283,863
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(a)	2,050	2,021,136
Virginia Electric & Power Co., Senior Unsecured Notes,
6.00%, 1/15/36	1,550	1,495,851
Virginia Electric & Power Co., Unsecured Notes,
5.40%, 1/15/16	3,000	3,036,069

		19,642,774

Energy Equipment & Services — 0.4%
Atmos Energy Corp., Senior Unsecured Notes,
8.50%, 3/15/19	800	816,814
Halliburton Co., Senior Unsecured Notes,
5.50%, 10/15/10	25	25,981
Transocean Ltd. (Switzerland), Senior Unsecured Notes,
6.00%, 3/15/18(a)	670	631,220

		1,474,015

Food & Staples Retailing — 5.2%
Campbell Soup Co., Senior Unsecured Notes,
4.50%, 2/15/19	1,250	1,245,934
CVS Caremark Corp., Senior Unsecured Notes,
4.00%, 9/15/09	75	75,091
CVS Caremark Corp., Unsecured Notes,
5.75%, 6/01/17	4,450	4,339,471
Tesco Plc (United Kingdom), Unsecured Notes,
5.50%, 11/15/17(a)(b)	3,540	3,483,576
Wal-Mart Stores, Inc., Senior Unsecured Notes,
6.88%, 8/10/09	2,000	2,037,348
Wal-Mart Stores, Inc., Unsecured Notes,
4.13%, 7/01/10	4,210	4,342,131
5.00%, 4/05/12	2,000	2,156,120
5.25%, 9/01/35	675	606,649

		18,286,320

Food Products — 3.1%
General Mills, Inc., Senior Unsecured Notes,
5.20%, 3/17/15	2,375	2,420,833
Kellogg Co., Senior Unsecured Notes,
5.13%, 12/03/12	4,425	4,675,667
Kraft Foods, Inc., Senior Unsecured Notes,
5.63%, 11/01/11	1,615	1,681,304
6.50%, 8/11/17	2,075	2,136,706

		10,914,510

Gas Utilities — 0.0%
Nakilat, Inc. (Qatar), Senior Unsecured Notes,
6.07%, 12/31/33(a)(b)	25	16,913

Health Care Equipment & Supplies — 1.8%
Covidien International Finance SA (Luxembourg), Senior Unsecured Notes,
6.00%, 10/15/17(a)	2,300	2,332,720
Hospira, Inc., Unsecured Notes,
6.05%, 3/30/17	1,660	1,481,532
Roche Holdings, Inc., Unsecured Notes,
6.00%, 3/01/19(b)	2,400	2,470,226

		6,284,478

Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp., Senior Unsecured Notes,
5.70%, 2/01/39	1,275	1,235,757

Household Products — 0.5%
Kimberly-Clark Corp., Senior Unsecured Notes,
6.63%, 8/01/37	1,500	1,633,317

Insurance — 3.8%
American General Corp., Senior Unsecured Notes,
7.50%, 8/11/10	105	76,116
CHUBB Corp., Senior Unsecured Notes,
6.00%, 5/11/37	400	361,475
Hartford Life Global Funding Trusts, Notes,
5.20%, 2/15/11	575	502,784
Hartford Life Global Funding Trusts, Secured Notes,
1.19%, 1/17/12(d)	1,350	944,604
Lincoln National Corp., Senior Unsecured Notes,
6.15%, 4/07/36	1,500	631,862
Marsh & McLennan Co., Inc., Senior Unsecured Notes,
5.15%, 9/15/10	25	24,375
MetLife, Inc., Senior Notes,
5.38%, 12/15/12	4,400	4,155,219
MetLife, Inc., Senior Unsecured Notes,
6.13%, 12/01/11	1,200	1,189,458

16	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Insurance (concluded)
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)	$2,550	$2,328,892
Metropolitan Life Global Funding I, Unsecured Notes,
4.25%, 7/30/09(b)	200	199,719
Pricoa Global Funding I, Secured Notes,
5.40%, 10/18/12(b)	2,125	1,801,970
Prudential Financial, Inc., Senior Notes,
6.63%, 12/01/37	875	473,546
Prudential Financial, Inc., Unsecured Notes,
5.70%, 12/14/36	1,375	660,560

		13,350,580

Machinery — 1.0%
Ingersoll-Rand Global Holding Co. Ltd (Bermuda), Senior Unsecured Notes,
6.00%, 8/15/13(a)	2,395	2,329,556
Ingersoll-Rand Global Holding Co. Ltd (Bermuda), Unsecured Notes,
9.50%, 4/15/14(a)	1,000	999,920
Siemens Financieringsmat (Netherlands), Unsecured Notes,
5.50%, 2/16/12(a)(b)	100	104,756

		3,434,232

Media — 6.6%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	3,000	3,208,287
Comcast Cable Communications LLC, Senior Unsecured Notes,
6.75%, 1/30/11	4,115	4,257,766
Cox Communications, Inc., Senior Unsecured Notes,
7.13%, 10/01/12	2,250	2,239,825
Cox Communications, Inc., Unsecured Notes,
4.63%, 6/01/13	5,000	4,546,960
News America, Inc., Senior Debentures,
7.28%, 6/30/28	1,075	892,894
News America, Inc., Senior Unsecured Notes,
6.40%, 12/15/35	2,500	1,852,102
Thomson Reuters Corp., Unsecured Notes,
5.95%, 7/15/13	2,300	2,246,564
Time Warner Cable, Inc., Senior Unsecured Notes,
8.63%, 4/01/19	1,120	1,150,937
Time Warner Cable, Inc., Unsecured Notes,
5.85%, 5/01/17	2,000	1,792,992
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11	100	101,493
6.88%, 5/01/12	1,000	1,017,800
Turner Broadcasting Corp., Senior Notes,
8.38%, 7/01/13	25	25,844

		23,333,464

Metals & Mining — 0.0%
Xstrata Canada Corp. (Canada), Unsecured Notes,
6.00%, 10/15/15(a)	75	52,772

Multiline Retail — 0.9%
Target Corp., Senior Unsecured Notes,
7.50%, 8/15/10	200	213,803
5.13%, 1/15/13	3,000	3,124,806

		3,338,609

Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Unsecured Notes,
1.72%, 9/15/09(d)	655	652,655
Canadian Natural Resources (Canada), Unsecured Notes,
5.90%, 2/01/18(a)	1,125	1,007,746
6.25%, 3/15/38(a)	1,110	854,977
Canadian Natural Resources Ltd. (Canada), Unsecured Notes,
5.70%, 5/15/17(a)	3,295	2,937,822
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(d)	19	19,000
ConocoPhillips, Senior Unsecured Notes,
6.50%, 2/01/39	450	438,964
Devon Energy Corp., Senior Unsecured Notes,
6.30%, 1/15/19	1,550	1,512,296
Devon Financing Corp., Unsecured Notes,
6.88%, 9/30/11	90	94,121
Nexen, Inc. (Canada), Unsecured Notes,
6.40%, 5/15/37(a)	370	262,429
Shell International Finance BV (Netherlands), Unsecured Notes,
6.38%, 12/15/38(a)	2,125	2,237,676
XTO Energy, Inc., Senior Unsecured Notes,
6.50%, 12/15/18	1,750	1,738,622
6.75%, 8/01/37	1,610	1,465,287

		13,221,595

Paper & Forest Products — 0.4%
International Paper Co., Senior Unsecured Notes,
7.95%, 6/15/18	1,150	876,515
Weyerhaeuser Co., Debentures,
7.13%, 7/15/23	750	532,353

		1,408,868

Pharmaceuticals — 6.2%
AstraZeneca Plc (United Kingdom), Unsecured Notes,
5.90%, 9/15/17(a)	1,500	1,588,256
Bristol-Myers Squibb Co., Unsecured Notes,
5.88%, 11/15/36	2,500	2,386,678
Eli Lilly & Co., Unsecured Notes,
5.20%, 3/15/17	1,500	1,547,938
5.55%, 3/15/37	2,975	2,825,533
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13	2,050	2,132,818
Johnson & Johnson, Unsecured Notes,
5.95%, 8/15/37	985	1,040,889
Schering-Plough Corp., Senior Unsecured Notes,
6.55%, 9/15/37	1,275	1,296,481
Teva Pharmaceutical Finance Co. LLC, Senior Unsecured Notes,
5.55%, 2/01/16	2,400	2,498,465
Teva Pharmaceutical Finance Co. LLC, Unsecured Notes,
6.15%, 2/01/36	1,000	922,497
Wyeth, Unsecured Notes,
5.50%, 2/15/16	3,110	3,163,128
5.45%, 4/01/17	1,500	1,500,955
5.95%, 4/01/37	1,175	1,106,540

		22,010,178

ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Real Estate Investment Trusts — 0.0%
AvalonBay Communities, Inc., Senior Unsecured Notes,
6.13%, 11/01/12	$100	$94,753

Road & Rail — 1.1%
Burlington North Santa Fe Corp., Debentures,
5.65%, 5/01/17	425	418,227
Canadian National Railway Co. (Canada), Senior Unsecured Notes,
6.38%, 10/15/11(a)	50	53,383
6.25%, 8/01/34(a)	2,000	1,982,210
Norfolk Southern Corp., Senior Unsecured Notes,
8.63%, 5/15/10	1,500	1,564,095

		4,017,915

Software — 1.7%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18	1,800	1,878,514
Oracle Corp., Unsecured Notes,
5.25%, 1/15/16	4,100	4,180,475

		6,058,989

Specialty Retail — 0.8%
Home Depot, Inc., Senior Unsecured Notes,
4.63%, 8/15/10	125	125,254
Walgreen Co., Senior Unsecured Notes,
5.25%, 1/15/19	2,600	2,607,667

		2,732,921

Thrifts & Mortgage Finance — 1.8%
Golden West Financial Corp., Senior Unsecured Notes,
4.75%, 10/01/12	6,825	6,347,530

Tobacco — 0.6%
Philip Morris International, Inc., Senior Unsecured Notes,
5.65%, 5/16/18	2,250	2,235,613

Wireless Telecommunication Services — 4.3%
Rogers Communications, Inc. (Canada), Notes,
7.50%, 3/15/15(a)	2,125	2,202,348
Rogers Communications, Inc. (Canada), Senior Unsecured Notes,
6.80%, 8/15/18(a)	1,525	1,524,204
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(a)	7,150	7,418,718
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.75%, 3/15/16(a)	2,000	2,001,514
6.15%, 2/27/37(a)	2,125	2,003,616

		15,150,400

Total Corporate Bonds — 95.0%		335,274,507

Foreign Government Obligations
Mexico — 0.5%
United Mexican States,
5.88%, 2/17/14(a)	1,775	1,832,688

Total Long-Term Investments (Cost — $362,306,713) — 96.7%		341,239,355

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(g)(h)
(Cost — $8,766,428) — 2.5%	8,766,428	8,766,428

Total Investments (Cost — $371,073,141*) — 99.2%		350,005,783
Other Assets in Excess of Liabilities — 0.8%		2,924,345

Net Assets — 100.0%		$352,930,128

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$371,083,839

Gross unrealized appreciation	$4,566,363
Gross unrealized depreciation	(25,644,419)

Net unrealized depreciation	$(21,078,056)

(a)	U.S. dollar denominated security issued by foreign domiciled entity.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$8,766,428	**	$14,051

**	Represents net purchase cost.

(h)	Represents current yield as of report date.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
302	U.S. Treasury Bonds (20 Year)	June 2009	$39,170,344	$1,154,487

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
22	U.S. Treasury Notes (10 Year)	June 2009	$2,729,719	$(95,455)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

18	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Series C Portfolio

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$8,766,428	$1,154,487	$(95,455)
Level 2	341,239,355	—	—
Level 3	—	—	—

Total	$350,005,783	$1,154,487	$(95,455)

***	Other financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	19

Schedule of Investments March 31, 2009	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Capital Auto Receivables Asset Trust, Series 06-1, Class A4,
5.04%, 5/17/10	$1,406	$1,409,379
Capital Auto Receivables Asset Trust, Series 06-2, Class A3A,
4.98%, 5/15/11(a)	2,383	2,385,304
Capital Auto Receivables Asset Trust, Series 07-1, Class A3A,
5.00%, 4/15/11	2,662	2,665,053
Chase Manhattan Auto Owner Trust, Series 06-B, Class A3,
5.13%, 5/15/11	2,007	2,021,510
DaimlerChrysler Auto Trust, Series 06-B, Class A3,
5.33%, 8/08/10	106	105,896
DaimlerChrysler Auto Trust, Series 06-C, Class A3,
5.02%, 7/08/10	181	181,347
Ford Credit Auto Owner Trust, Series 06-C, Class A3,
5.16%, 11/15/10	2,807	2,820,808
Harley-Davidson Motorcycle Trust, Series 07-2, Class A3,
5.10%, 5/15/12	2,127	2,109,639
Honda Auto Receivables Owner Trust, Series 06-3, Class A3,
5.12%, 10/15/10	2,325	2,342,028
Nissan Auto Receivables Owner Trust, Series 06-C, Class A3,
5.44%, 4/15/10	183	182,941
Nissan Auto Receivables Owner Trust, Series 07-A, Class A3,
5.10%, 11/15/10	555	559,270
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(b)	10,000	9,766,900
USAA Auto Owner Trust, Series 05-3, Class A4,
4.63%, 5/15/12	5,954	6,000,385
USAA Auto Owner Trust, Series 05-4, Class A4,
4.89%, 8/15/12	188	189,566
USAA Auto Owner Trust, Series 06-2, Class A4,
5.37%, 2/15/12	1,124	1,142,144
USAA Auto Owner Trust, Series 06-4, Class A3,
5.01%, 6/15/11	3,726	3,760,486
USAA Auto Owner Trust, Series 06-4, Class A4,
4.98%, 10/15/12	3,400	3,464,688
Wachovia Auto Owner Trust, Series 05-B, Class A4,
4.84%, 4/20/11	231	232,834
World Omni Auto Receivables Trust, Series 06-B, Class A4,
5.12%, 6/15/12	500	504,930

Total Asset Backed Securities — 12.0%		41,845,108

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.6%
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2,
6.59%, 12/18/33	5,691	5,701,981
Commercial Mortgage-Backed Securities — 57.4%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36	5,650	5,583,401
Banc of America Commercial Mortgage, Inc., Series 01-PB1, Class A2,
5.79%, 8/11/11	4,517	4,404,328
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A,
4.93%, 7/10/45	750	562,528
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A2,
5.31%, 10/10/45	3,188	2,756,740
Banc of America Commercial Mortgage, Inc., Series 07-3, Class A4,
5.66%, 5/10/17(b)	3,950	2,677,327
Banc of America Commercial Mortgage, Inc., Series 07-5, Class A4,
5.49%, 10/10/17	5,000	3,230,386
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32	2,236	2,258,250
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-T16, Class A6,
4.75%, 10/13/14	7,355	5,660,964
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A4,
5.41%, 12/11/40(b)	1,000	785,992
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PWR8, Class A4,
4.67%, 6/11/41	1,000	786,933
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31(b)	242	242,418
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(b)	3,500	2,594,739
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 06-CD3, Class A5,
5.62%, 10/15/48	500	368,674
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49	5,200	3,459,832
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 08-C7, Class A2A,
6.03%, 12/10/49	5,000	4,480,117
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32	59	58,832
Commercial Mortgage Asset Trust, Series 06-C8, Class A3,
5.31%, 12/10/46	5,000	3,874,538
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CF2, Class A4,
6.51%, 2/15/34	1,010	1,019,444
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A2,
5.94%, 9/15/11	3,468	3,473,269
Credit Suisse Mortgage Capital Certificates, Series 06-C1, Class A3,
5.55%, 2/15/39(b)	4,820	3,956,173
Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class A3,
5.47%, 9/15/39	5,770	3,813,220
Credit Suisse Mortgage Capital Certificates, Series 07-C2, Class A2,
5.45%, 1/15/49	3,275	2,546,475

20	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 07-C2, Class A3,
5.54%, 1/15/49(b)	$5,615	$3,735,803
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG2, Class A1B,
7.30%, 6/10/09(b)	37	36,471
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class A2,
7.39%, 12/15/31	289	289,749
First Union National Bank Commercial Mortgage Trust, Series 00-C1, Class A2,
7.84%, 3/15/10	132	133,934
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32	5,233	5,313,608
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3,
6.42%, 6/15/11	270	268,899
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class B,
6.64%, 3/18/11	18	18,138
General Electric Capital Commercial Mortgage Corp., Series 01-2, Class A4,
6.29%, 8/11/33	1,660	1,644,303
General Electric Capital Commercial Mortgage Corp., Series 04-C2, Class A4,
4.89%, 3/10/40	1,040	855,979
General Electric Capital Commercial Mortgage Corp., Series 07-C1, Class A4,
5.54%, 12/10/49	4,215	2,512,921
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class E,
7.92%, 8/15/09(b)	5,000	4,874,301
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(b)	320	321,774
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(b)	5,796	5,880,332
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	4,456	4,521,589
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 02-C3, Class B,
5.10%, 7/10/39(b)	1,000	798,419
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.49%, 5/10/40(b)	3,465	3,345,334
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6,
5.40%, 8/10/38(b)	275	225,574
Greenwich Capital Commercial Funding Corp., Series 02-C1, Class B,
5.10%, 11/11/12(b)	1,000	849,265
Greenwich Capital Commercial Funding Corp., Series 03-C1, Class A3,
3.86%, 7/05/35	250	229,370
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A2,
4.31%, 1/10/10	1,511	1,455,214
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A3,
4.57%, 8/10/42	1,335	1,044,480
Greenwich Capital Commercial Funding Corp., Series 06-GG7, Class A4,
5.92%, 7/10/38(b)	13,110	9,513,093
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4,
5.44%, 3/10/39	3,000	2,161,098
Heller Financial Commercial Mortgage Asset, Series 99-PH1, Class B,
7.07%, 5/15/31(b)	5,644	5,623,532
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	3,240	3,198,049
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11	5,595	5,555,355
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35	3,956	3,951,378
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3,
6.26%, 3/15/33	214	216,774
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-CB12, Class A4,
4.90%, 9/12/37	280	210,793
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A4,
5.88%, 4/15/45(b)	3,605	2,719,632
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP8, Class A4,
5.40%, 5/15/45	4,885	3,493,505
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A25,
5.30%, 5/15/47	4,820	3,858,073
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A3,
5.34%, 5/15/47	1,195	796,292
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12	2,045	1,723,797
JPMorgan Commercial Mortgage Finance Corp., Series 00-C10, Class A2,
7.37%, 8/15/32(b)	423	427,162
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C1, Class A2,
6.78%, 4/15/09	767	765,290
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	973	984,021
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(c)	497	495,065
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A4,
5.23%, 6/15/29(b)	220	179,370
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C3, Class A4,
5.66%, 3/15/39(b)	355	270,364

ANNUAL REPORT	MARCH 31, 2009	21

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A2,
5.30%, 2/15/40	$3,725	$3,082,823
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A2,
5.59%, 9/15/45	5,000	3,975,379
Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 06-3, Class A4,
5.41%, 7/12/46(d)	5,475	3,604,685
Morgan Stanley Capital I, Inc., Series 07-IQ15, Class A2,
5.84%, 8/11/12(b)	4,100	3,367,089
Morgan Stanley Capital I, Inc., Series 07-T27, Class A4,
5.65%, 6/13/42(b)	7,648	5,766,177
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2,
7.52%, 12/18/09(b)	203	204,305
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C2, Class A2,
7.46%, 4/18/10	1,559	1,572,191
Salomon Brothers Mortgage Securities VII, Inc., Series 01-C1, Class A3,
6.43%, 3/18/11	4,626	4,629,279
Salomon Brothers Mortgage Securities VII, Inc., Series 01-C2, Class A3,
6.50%, 10/13/11	5,885	5,845,014
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1,
5.68%, 8/15/39(b)	3,230	3,237,421
TIAA Commercial Mortgage Trust, Series 07-C4, Class A3,
6.09%, 8/15/39(b)	5,000	4,122,699
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(b)(c)	1,357	1,359,023
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(b)	5,000	3,976,992
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5,
5.74%, 5/15/43(b)	1,000	729,330
Wachovia Bank Commercial Mortgage Trust, Series 06-C26, Class A3,
6.01%, 6/15/45(b)	500	376,044
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class A2,
5.50%, 10/15/48	5,400	4,737,570
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class A3,
5.68%, 10/15/48	6,025	3,956,452
Wachovia Bank Commercial Mortgage Trust, Series 07-C32, Class A2,
5.74%, 6/15/49(b)	3,420	2,772,162

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 59.0%		206,109,296

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.5%
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31	266	276,488
Federal Home Loan Mortgage Corp., Series 2875, Class MA,
5.50%, 5/15/26	3,163	3,202,799
Federal Home Loan Mortgage Corp., Series 3018, Class GN,
6.00%, 9/15/26	3,483	3,559,569
Federal Home Loan Mortgage Corp., Series 3128, Class BA,
5.00%, 1/15/24	213	217,583
Federal Home Loan Mortgage Corp., Series 3200, Class GA,
5.50%, 10/15/27	3,584	3,654,304
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 5/01/24(e)	1,000	1,034,062
Federal National Mortgage Assoc., Series 03-86, Class DL,
4.00%, 9/25/10	266	265,558

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 3.5%		12,210,363

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Bonds,
1.75%, 1/15/28(a)	2,315	2,233,725
U.S. Treasury Notes,
3.88%, 5/15/18(a)	1,100	1,213,438
3.75%, 11/15/18	21,350	23,273,208
2.75%, 2/15/19(a)	24,150	24,282,100

Total U.S. Treasury Obligations — 14.6%		51,002,471

Total Long-Term Investments (Cost — $345,701,469) — 89.1%		$311,167,238

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(f)(g)
(Cost — $39,578,631) — 11.3%	39,578,631	39,578,631

Total Investments (Cost — $385,280,100*) — 100.4%		350,745,869
Liabilities in Excess of Other Assets — (0.4)%		(1,524,387)

Net Assets — 100.0%		$349,221,482

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$385,280,100

Gross unrealized appreciation	$1,898,721
Gross unrealized depreciation	(36,432,952)

Net unrealized depreciation	$(34,534,231)

(a)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

22	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Series M Portfolio

Affiliate	Interest Income
Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 06-3, Class A4	$75,058

(e)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation
Barclays Bank, Plc	$1,034,062	$156

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$39,578,631	**	$24,392

**	Represents net purchase cost.

(g)	Represents current yield as of report date.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
65	U.S. Treasury Notes (2 Year)	June 2009	$14,162,891	$104,752
293	U.S. Treasury Notes (5 Year)	June 2009	$34,798,328	726,351
553	U.S. Treasury Notes (10 Year)	June 2009	$68,615,203	2,108,684
384	U.S. Treasury Bonds (20 Year)	June 2009	$49,806,000	1,223,634

Total				$4,163,421

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets
Level 1	$39,578,631	$4,163,421
Level 2	311,167,238	—
Level 3	—	—

Total	$350,745,869	$4,163,421

***	Other financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	23

Schedule of Investments March 31, 2009	Series N Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Alabama — 1.6%
Jefferson County RB Series 2004A,
5.00%, 1/01/10	$180	$146,876

Arizona — 2.4%
Pima County IDRB (Tucson Electric Power Co. Project) Series 2008A,
6.38%, 9/01/29	250	212,645

California — 14.3%
California GO (Various Purposes Project) Series 2009,
6.50%, 4/01/33	485	510,492
California Statewide Communities Development Authority RB (Sutter Health Project) Series 2004D (FSA Insurance),
5.05%, 8/15/38	500	457,870
Los Angeles Unified School District GO Series 2009D,
5.00%, 7/01/26	150	147,101
San Francisco City & County Airports Commission RB Series 2008A-3 AMT,
6.75%, 5/01/11(a)	175	181,940

		1,297,403

Connecticut — 1.3%
Mashantucket Western Pequot Tribe RB Series 2006A,
5.50%, 9/01/36(b)	250	118,140

Florida — 21.7%

Florida Housing Finance Corp. RB (Homeowner Mortgage Project) Series 2008-1 AMT (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, Federal Home Loan Mortgage Corp. Insurance),

6.00%, 7/01/39	500	504,800
Hillsborough County Aviation Authority RB (Tampa International Airport Project) Series 2008A AMT (Assured Guaranty Ltd. Insurance),
5.50%, 10/01/38	500	452,870
Jacksonville Port Authority RB Series 2008 AMT (Assured Guaranty Ltd. Insurance),
6.00%, 11/01/38	400	389,192
Miami-Dade County Aviation RB (Miami International Airport Project) Series 2008B (Assured Guaranty Ltd. Insurance),
5.00%, 10/01/28	400	378,548
Miami-Dade County School Board COP Series 2008B (Assured Guaranty Ltd. Insurance),
5.25%, 5/01/31	250	241,125

		1,966,535

Illinois — 9.2%
Illinois Finance Authority RB (Children’s Memorial Hospital Project) Series 2008A (Assured Guaranty Ltd. Insurance),
5.25%, 8/15/33	500	460,655
Illinois Finance Authority RB (Edward Hospital Obligated Group Project) Series 2008A (AMBAC Insurance),
6.25%, 2/01/33	400	373,284

		833,939

Kentucky — 2.2%
Kentucky Economic Development Finance Authority RB (Louisville Arena Project) Series 2008A-1 (Assured Guaranty Ltd. Insurance),
6.00%, 12/01/38	200	202,228

Louisiana — 2.7%
Louisiana Local Government Environmental Facilities and Community Development Authority RB (Westlake Chemical Corp. Project) Series 2007,
6.75%, 11/01/32	250	161,415
St. John Baptist Parish RB (Marathon Oil Corp. Project) Series 2007A,
5.12%, 6/01/37	125	86,766

		248,181

Michigan — 9.9%
Advanced Technology Academy Public School Academy RB Series 2008,
6.00%, 11/01/37	200	137,948
Detroit Water Supply System RB Series 2005B (BHAC Insurance, FGIC Insurance),
5.50%, 7/01/35	500	510,125
Wayne County Airport Authority RB (Detroit Metropolitan Wayne County Airport Project) Series 2008A AMT (Assured Guaranty Ltd. Insurance),
5.75%, 12/01/26	250	245,360

		893,433

Mississippi — 2.2%
University of Southern Mississippi RB (Campus Facilities Improvements Project) Series 2009,
5.38%, 9/01/36	200	199,564

Nevada — 1.9%
Clark County IDRB (Nevada Power Co. Project) Series 1995A AMT,
5.60%, 10/01/30(a)	250	169,608

New Jersey — 4.1%
New Jersey Health Care Facilities Financing Authority RB (St. Joseph’s Health Care System Project) Series 2008,
6.62%, 7/01/38	185	132,959
New Jersey Housing & Mortgage Finance Agency RB (Single Family Housing Project) Series 2008X AMT,
5.38%, 4/01/30	250	236,905

		369,864

New York — 5.3%
Long Island Power Authority RB Series 2009A,
6.25%, 4/01/33	250	264,533
Metropolitan Transportation Authority RB Series 2008C,
6.50%, 11/15/28	200	213,924

		478,457

North Carolina — 1.7%
North Carolina Medical Care Commission Health Care Facilities RB (Deerfield Project) Series 2008A,
6.00%, 11/01/33	200	155,494

24	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Series N Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Pennsylvania — 6.5%
Allegheny County Hospital Development Authority RB (West Penn Allegheny Health System Project) Series 2007A,
5.00%, 11/15/13	$250	$208,170
Pennsylvania Economic Development Financing Authority Exempt Facilities RB (Reliant Energy Seward LLC Project) Series 2002B AMT,
6.75%, 12/01/36(a)	250	210,753
Susquehanna Area Regional Airport Authority RB Series 2008A AMT,
6.50%, 1/01/38	250	168,195

		587,118

Tennessee — 2.0%
Tennessee Energy Acquisition Corp. RB Series 2006A,
5.25%, 9/01/26	250	176,290

Texas — 3.6%
Brazos River Authority PCRB (TXU Electric Co. Project) Series 2001A AMT,
8.25%, 10/01/30	150	80,889
North Texas Tollway Authority RB Series 2008F,
6.13%, 1/01/31	90	86,493
Texas Public Finance Authority Charter School Finance Corp. RB (KIPP, Inc. Project) Series 2006A (ACA Insurance),
5.00%, 2/15/28	250	156,587

		323,969

Total Municipal Bonds — 92.6%		8,379,744

Municipal Bonds Transferred to Tender Option Bond Trust(c)
Virginia — 5.6%
University of Virginia RB Municipal Trust Receipts Floaters Series 2008X-2761,
5.00%, 6/01/40	500	506,806

Total Long-Term Investments (Cost — $9,896,760) — 98.2%		8,886,550

Short-Term Securities	Shares
Wilmington Tax-Free Money Market Fund, 0.12%(d)
(Cost — $794,166) — 8.8%	794,166	794,166

Total Investments (Cost — $10,690,926*) — 107.0%		9,680,716
Liabilities in Excess of Other Assets — (4.2)%		(374,852)
Liability for Trust Certificates, Including Interest and Fees Payable — (2.8)%		(256,116)

Net Assets — 100.0%		$9,049,748

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$10,435,246

Gross unrealized appreciation	$55,187
Gross unrealized depreciation	(1,064,717)

Net unrealized depreciation	$(1,009,530)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security represents underlying bonds transferred to a tender option bond trust in exchange for which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Represents current yield as of report date.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Investments in Securities
Valuation Inputs	Assets
Level 1	$794,166
Level 2	8,886,550
Level 3	—

Total	$9,680,716

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	25

Schedule of Investments March 31, 2009	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	$995	$988,913
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
0.57%, 10/25/36(a)	121	113,932
CenterPoint Energy Transition Co. II LLC, Series 05-A, Class A2,
4.97%, 8/01/14	822	854,915
Chase Issuance Trust, Series 05, Class A5,
0.58%, 2/15/12(a)	900	896,073
Citibank Credit Card Issuance Trust, Series 06-A5, Class A5,
5.30%, 5/20/11	495	495,933
Credit Suisse First Boston Mortgage Securities Corp., Series 99-C1, Class A2,
7.29%, 9/15/41	224	224,927
Ford Credit Auto Owner Trust, Series 09-A, Class 2B,
2.52%, 7/15/10(a)	750	750,059
GSAA Home Equity Trust, Series 04-11, Class 2A2,
0.84%, 12/25/34(a)	17	7,571
Honda Auto Receivables Owner Trust, Series 07-2, Class A4,
5.57%, 12/21/10	1,000	1,030,401
Honda Auto Receivables Owner Trust, Series 08-1, Class A3,
4.47%, 1/18/11	1,000	1,012,219
Nissan Auto Receivables Owner Trust, Series 06-C, Class A3,
5.44%, 4/15/10	19	19,318
PECO Energy Transition Trust, Series 01-A, Class A1,
6.52%, 9/01/10	260	272,142
PG&E Energy Recovery Funding LLC, Series 05-1, Class A4,
4.37%, 6/25/12	335	346,854
Residential Asset Securities Corp., Series 06-EMX6, Class A1,
0.58%, 10/25/30(a)	3	3,016
Student Loan Marketing Assoc. Student Loan Trust, Series 06-5, Class A3,
1.19%, 10/25/19(a)	475	466,473
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)	1,000	977,932
USAA Auto Owner Trust, Series 05-4, Class A4,
4.89%, 8/15/12	376	379,131
USAA Auto Owner Trust, Series 06-1, Class A3,
5.01%, 9/15/10	14	13,856
USAA Auto Owner Trust, Series 06-1, Class A4,
5.04%, 12/15/11	575	581,717

Total Asset Backed Securities — 10.8%		9,435,382

Corporate Bonds
Capital Markets — 1.8%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(b)	630	632,594
Eksportfinans A/S (Norway), Unsecured Notes,
5.00%, 2/14/12(b)	300	311,999
Morgan Stanley, Senior Unsecured Notes,
2.25%, 3/13/12	605	609,704

Commercial Banks — 1.0%
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(b)	480	485,247
Societe Financement de l’Economie Francaise (France), Unsecured Notes,
2.38%, 3/26/12(b)(c)	375	376,508

Commercial Services & Supplies — 0.4%
Honeywell International, Inc., Senior Notes,
3.88%, 2/15/14	385	388,307

Computers & Peripherals — 0.7%
Hewlett-Packard Co., Senior Unsecured Notes,
4.25%, 2/24/12	615	631,780

Diversified Financial Services — 0.9%
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11	780	782,075

Diversified Telecommunication Services — 1.5%
Koninklijke KPN NV (Netherlands), Senior Unsecured Notes,
8.00%, 10/01/10(b)	515	532,796
Verizon Global Funding Corp., Senior Unsecured Notes,
7.25%, 12/01/10	735	776,514

Electric Utilities — 1.0%
FPL Group Capital, Inc., Debentures,
5.63%, 9/01/11	800	850,238

Oil, Gas & Consumable Fuels — 0.7%
Anadarko Petroleum Corp., Senior Unsecured Notes,
1.72%, 9/15/09(a)	15	14,946
Chevron Corp., Unsecured Notes,
3.45%, 3/03/12	515	528,620
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(a)	19	19,000

Pharmaceuticals — 0.8%
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12	325	332,044
Novartis Capital Corp., Senior Unsecured Notes,
4.13%, 2/10/14	350	357,663

Total Corporate Bonds — 8.8%		7,630,035

Foreign Government Obligations
Canada — 0.5%
Export Development Canada,
2.38%, 3/19/12(b)	420	423,223

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.3%
Banc of America Funding Corp., Series 04-C, Class 4A1,
0.88%, 12/20/34(a)	26	12,199
Banc of America Mortgage Securities, Series 04-A, Class 2A2,
5.47%, 2/25/34(a)	326	256,555

26	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Bear Stearns ALT-A Trust, Series 04-13, Class A1,
0.89%, 11/25/34(a)	$16	$8,978
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
4.91%, 10/25/34(a)	196	126,758
Countrywide Alternative Loan Trust, Series 05-28CB, Class 1A5,
5.50%, 8/25/35	46	35,085
Countrywide Home Loan Mortgage Pass-Through Trust, Series 04-HYB1, Class 2A,
5.12%, 5/20/34(a)	413	306,347
First Horizon Commercial Mortgage Trust, Series 03-AR4, Class 2A1,
4.74%, 12/25/33(a)	146	110,041
First Horizon Mortgage Pass-Through Trust, Series 04-AR6, Class 2A1,
4.75%, 12/25/34(a)	349	287,226
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR5, Class 1A1,
4.73%, 10/25/35(a)	147	70,502
JPMorgan Mortgage Trust, Series 07-A1, Class 4A1,
4.07%, 7/25/35(a)	726	547,476
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2,
6.59%, 12/18/33	868	869,794
Structured Adjustable Rate Mortgage Loan Trust, Series 04-6, Class 4A1,
4.84%, 6/25/34(a)	420	345,192
Wells Fargo Mortgage Backed Securities Trust, Series 04-EE, Class 2A1,
4.19%, 12/25/34(a)	578	441,349
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR2, Class 2A1,
4.56%, 3/25/35(a)	533	357,541

		3,775,043

Commercial Mortgage-Backed Securities — 15.6%
ARM Trust, Series 05-9, Class 5A1,
0.79%, 11/25/35(a)	28	12,878
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	400	384,356
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A2,
5.31%, 10/10/45	630	544,776
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(a)	486	490,924
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31(a)	424	424,231
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32	88	88,248
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12	620	586,962
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP3, Class A3,
5.60%, 7/15/35	250	240,159
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG3, Class A1B,
7.34%, 9/10/24	452	454,240
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	584	595,439
First Union National Bank Commercial Mortgage Trust, Series 00-C1, Class A2,
7.84%, 3/15/10	259	263,085
First Union National Bank Commercial Mortgage Trust, Series 02-C1, Class A2,
6.14%, 1/12/12	700	694,692
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(a)	205	206,855
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(a)	964	977,892
Greenwich Capital Commercial Funding Corp., Series 02-C1, Class A2,
4.11%, 3/11/12	193	187,629
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A2,
4.31%, 1/10/10	495	477,119
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A2,
6.24%, 10/15/10	99	99,604
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11	1,050	1,042,560
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35	525	524,387
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(a)	330	263,396
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12	800	674,346
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2,
7.33%, 10/15/32	1,094	1,098,907
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	605	612,280
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(c)	394	392,752
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A2,
4.06%, 8/15/10(a)	486	480,682
Morgan Stanley Dean Witter Capital I, Inc., Series 01-TOP3, Class A4,
6.39%, 7/15/33	405	404,979
Salomon Brothers Mortgage Securities VII, Inc., Series 02-KEY2, Class A2,
4.47%, 3/18/36	94	89,708
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(c)	153	153,129
Wachovia Bank Commercial Mortgage Trust, Series 05-C17, Class A2,
4.78%, 3/15/42	560	528,772

ANNUAL REPORT	MARCH 31, 2009	27

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust, Series 07-C32, Class A2,
5.74%, 6/15/49(a)	$730	$591,719

		13,586,706

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 19.9%		17,361,749

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 15.1%
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.75%, 4/01/35(a)	496	501,743
5.05%, 12/01/35(a)	778	796,099
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.40%, 6/01/33(a)	266	271,413
4.45%, 7/01/34(a)	31	31,363
6.04%, 11/01/36(a)	911	946,216
Federal Home Loan Mortgage Corp. 6 Month LIBOR,
6.28%, 5/01/37(a)	331	345,034
Federal Home Loan Mortgage Corp., Series 3128, Class BA,
5.00%, 1/15/24	425	435,167
Federal Home Loan Mortgage Corp., Series 3162, Class 0A,
6.00%, 10/15/26	476	487,806
Federal Home Loan Mortgage Corp., Series 3165, Class NA,
5.50%, 2/15/26	246	249,488
Federal Home Loan Mortgage Corp., Series 3186, Class NA,
6.00%, 7/15/27	522	533,230
Federal Home Loan Mortgage Corp., Series 3280, Class MA,
5.50%, 5/15/26(d)	2,341	2,379,473
Federal National Mortgage Assoc.,
5.50%, 12/01/18	2,103	2,209,647
Federal National Mortgage Assoc. 12 Month LIBOR,
4.86%, 6/01/35(a)	192	196,030
5.34%, 10/01/35(a)	508	524,452
Federal National Mortgage Assoc., Series 05-47, Class PA,
5.50%, 9/25/24	380	383,764
Federal National Mortgage Assoc., Series 05-48, Class OH,
5.00%, 7/25/26	120	121,615
Federal National Mortgage Assoc., Series 05-57, Class PA,
5.50%, 5/25/27	247	251,919
Federal National Mortgage Assoc., Series 05-63, Class PA,
5.50%, 10/25/24	209	211,714
Federal National Mortgage Assoc., Series 06-53, Class JA,
5.50%, 5/25/20	259	262,053
Federal National Mortgage Assoc., Series 06-54, Class OA,
6.00%, 3/25/27	491	502,361
Federal National Mortgage Assoc., Series 06-99, Class PA,
5.50%, 5/25/30	1,115	1,150,085
Government National Mortgage Assoc. II ARM,
3.75%, 10/20/34-11/20/34(a)	330	330,114

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 15.1%		13,120,786

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank Bonds,
3.50%, 7/16/10(d)	400	409,618
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12	2,490	2,508,869
Federal National Mortgage Assoc., Unsecured Notes,
2.00%, 2/11/11	510	511,547

Total U.S. Government Sponsored Agency Obligations — 3.9%		3,430,034

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Notes,
4.25%, 1/15/10	750	966,687
U.S. Treasury Notes,
2.00%, 2/28/10-11/30/13(d)	2,700	2,746,031
4.50%, 5/15/10	6,000	6,262,266
5.75%, 8/15/10	6,000	6,426,798
4.88%, 4/30/11	1,500	1,625,508
3.38%, 7/31/13(d)	900	973,687

Total U.S. Treasury Obligations — 21.8%		19,000,977

Total Long-Term Investments (Cost — $70,933,054) — 80.8%		70,402,186

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(e)(f)
(Cost — $16,211,611) — 18.6%	16,211,611	16,211,611

	Contracts(g)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.97% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association,
(Cost — $22,799) — 0.1%	610	36,085

Total Investments Before Outstanding Options Written (Cost — $87,167,464*) — 99.5%		86,649,882

Options Written
Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG,
(Premiums Received — $22,200) — (0.0)%	(400)	(8,748)

28	ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Series S Portfolio

Total Investments Net of Outstanding Option Written — 99.5%	$86,641,134
Other Assets in Excess of Liabilities — 0.5%	467,420

Net Assets — 100.0%	$87,108,554

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$87,167,464

Gross unrealized appreciation	$674,529
Gross unrealized depreciation	(1,192,111)

Net unrealized depreciation	$(517,582)

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. dollar denominated security issued by foreign domiciled entity.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	$16,211,611	**	$37,612

**	Represents net purchase cost.

(f)	Represents current yield as of report date.

(g)	One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
250	U.S. Treasury Notes (2 Year)	June 2009	$54,472,657	$283,635
20	U.S. Treasury Notes (5 Year)	June 2009	$2,375,313	4,132
35	U.S. Treasury Notes (10 Year)	June 2009	$4,342,734	144,794

Total				$432,561

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
15	U.S. Treasury Bonds (20 Year)	June 2009	$1,945,546	$(76,022)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical securities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$16,211,611	$432,561	$(76,022)
Level 2	70,402,186	36,085	(8,748)
Level 3	—	—	—

Total	$86,613,797	$468,646	$(84,770)

***	Other financial instruments are futures contracts and options. Futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	29

Statements of Assets and Liabilities

March 31, 2009	Series C Portfolio	Series M Portfolio	Series N Portfolio	Series S Portfolio
Assets
Investments at value - unaffiliated[1]	$341,239,355	$311,167,238	$9,680,716	$70,438,271
Investments at value - affiliated[2]	8,766,428	39,578,631	—	16,211,611
Interest receivable	5,053,827	1,765,818	157,093	444,115
Capital shares sold receivable	2,843,893	2,754,572	—	3,501,902
Investments sold receivable	2,079,924	1,038,724	—	—
Margin variation receivable	221,051	562,878	—	69,052
Receivable from advisor	46,523	45,287	15,864	17,619
Dividends receivable - affiliated	3,002	9,500	—	18,457
Principal paydown receivable	—	—	—	55,604
Dividends receivable	—	—	118	—
Prepaid expenses	41,375	41,819	16,173	15,974

Total assets	360,295,378	356,964,467	9,869,964	90,772,605

Liabilities
Investments purchased payable	3,196,486	3,694,788	506,825	2,356,853
Capital shares redeemed payable	2,328,750	2,283,919	—	1,046,583
Income dividends payable	1,705,219	1,632,421	43,818	172,310
Other affiliates payable	55,601	53,857	4,555	9,321
Officer’s and Trustees’ fees payable	8,941	8,751	1,827	5,943
Interest expense and fees payable	—	—	1,116	—
Options written at value[3]	—	—	—	8,748
Other accrued expenses payable	70,253	69,249	7,075	64,293

Total accrued liabilities	7,365,250	7,742,985	565,216	3,664,051

Other Liabilities
Trust certificates[4]	—	—	255,000	—

Total Liabilities	7,365,250	7,742,985	820,216	3,664,051

Net Assets	$352,930,128	$349,221,482	$9,049,748	$87,108,554

Net Assets Consist of
Paid-in capital	$404,457,091	$395,658,233	$10,199,786	$87,419,639
Undistributed (distributions in excess of) net investment income	(157,187)	48,620	9,901	14,216
Accumulated net realized loss	(31,361,450)	(16,114,561)	(149,729)	(177,710)
Net unrealized appreciation/depreciation	(20,008,326)	(30,370,810)	(1,010,210)	(147,591)

Net Assets	$352,930,128	$349,221,482	$9,049,748	$87,108,554

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	40,391,365	40,314,713	1,019,820	8,946,839

Net Asset Value	$8.74	$8.66	$8.87	$9.74

[1] Investments at cost - unaffiliated	$362,306,713	$345,701,469	$10,690,926	$70,955,853
[2] Investments at cost - affiliated	$8,766,428	$39,578,631	—	$16,211,611
[3] Premiums received - options written	—	—	—	$22,200
[4] Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

30	ANNUAL REPORT	MARCH 31, 2009

Statements of Operations

	Series C Portfolio		Series M Portfolio		Series N Portfolio	Series S Portfolio
	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008	Year Ended March 31, 2009	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Investment Income
Interest	$10,895,748	$29,706,132	$10,543,403	$23,064,155	$509,500	$868,341	$1,794,369
Interest - affiliated	—	—	75,058	—	—	—	—
Dividends - affiliated	14,051	—	24,392	297,018	—	37,612	—
Dividends	20,518	59,246	23,568	1,202,949	14,148	6,576	176,956

Total investment income	10,930,317	29,765,378	10,666,421	24,564,122	523,648	912,529	1,971,325

Expenses
Transfer agent	111,252	258,247	111,251	258,772	15,110	10,250	18,105
Professional	73,521	61,030	72,645	61,893	40,874	44,224	43,324
Administration	39,394	97,325	32,991	72,213	19,860	16,054	31,114
Printing	22,214	15,002	20,339	15,244	3,397	54	110
Registration	18,962	23,389	19,088	23,383	19,008	12,080	18,048
Officer and Trustees	14,025	37,135	13,785	37,481	5,029	8,958	22,028
Custodian	13,688	45,469	14,046	41,694	2,246	5,781	13,339
Organization and offering	—	—	—	—	67,294	—	—
Miscellaneous	8,903	15,929	10,178	17,722	3,843	3,518	4,698

Total expenses excluding interest expense and fees	301,959	553,526	294,323	528,402	176,661	100,919	150,766
Interest expense	158,029	2,524,355	3,242	42,467	5,140 [1]	—	—

Total expenses	459,988	3,077,881	297,565	570,869	181,801	100,919	150,766
Less expenses reimbursed by advisor	(301,959)	(553,526)	(294,323)	(528,402)	(176,661)	(100,919)	(150,766)

Total expenses after reimbursement	158,029	2,524,355	3,242	42,467	5,140	—	—

Net investment income	10,772,288	27,241,023	10,663,179	24,521,655	518,508	912,529	1,971,325

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(26,694,601)	(3,874,839)	(20,964,539)	2,693,661	(132,727)	(152,018)	(66,605)
Options written	—	—	—	—	—	—	2,503
Futures and swaps	3,970,388	(4,211,785)	6,010,104	3,675,635	(17,115)	765,917	263,026

	(22,724,213)	(8,086,624)	(14,954,435)	6,369,296	(149,842)	613,899	198,924

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	31,998,621	(51,238,891)	(12,305,013)	(23,486,191)	(1,010,210)	115,262	(615,686)
Investments - affiliated	—	—	619,947	(623,110)	—	—	—
Options written	—	—	—	—	—	13,452	223
Futures	1,288,777	(274,318)	4,044,220	298,900	—	57,437	262,465

	33,287,398	(51,513,209)	(7,640,846)	(23,810,401)	(1,010,210)	186,151	(352,998)

Total realized and unrealized gain (loss)	10,563,185	(59,599,833)	(22,595,281)	(17,441,105)	(1,160,052)	800,050	(154,074)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,335,473	$(32,358,810)	$(11,932,102)	$7,080,550	$(641,544)	$1,712,579	$1,817,251

1	Related to tender option bond trusts. Includes interest expense and fees incurred.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	31

Statements of Changes in Net Assets

	Series C Portfolio
Increase (Decrease) in Net Assets:	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007
Operations
Net investment income	$10,772,288	$27,241,023	$11,431,813
Net realized gain (loss)	(22,724,213)	(8,086,624)	(413,580)
Net change in unrealized appreciation/depreciation	33,287,398	(51,513,209)	(1,733,404)

Net increase (decrease) in net assets resulting from operations	21,335,473	(32,358,810)	9,284,829

Dividends and Distributions to Shareholders From
Net investment income	(10,772,288)	(27,398,793)	(11,431,861)
Net realized gain	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(10,772,288)	(27,398,793)	(10,793,758)

Capital Share Transactions
Shares sold	68,969,940	111,344,919	518,257,883
Shares issued in reinvestment of dividends and distributions	172,677	79,033	18,641
Shares redeemed	(107,481,234)	(146,685,048)	(53,769,756)

Net increase (decrease) in net assets derived from capital share transactions	(38,338,617)	(35,261,096)	464,506,768

Net Assets
Total increase (decrease) in net assets	(27,775,432)	(95,018,699)	462,359,736
Beginning of period	380,705,560	475,724,259	13,364,523

End of period	$352,930,128	$380,705,560	$475,724,259

End of period undistributed (distributions in excess of) net investment income	$(157,187)	$(157,187)	$583

See Notes to Financial Statements.

32	ANNUAL REPORT	MARCH 31, 2009

Series M Portfolio			Series N Portfolio	Series S Portfolio
Period October 1, 2008 to March 31, 2009	Year Ended September 30,		Year Ended March 31, 2009	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
	2008	2007			2008	2007
$10,663,179	$24,521,655	$11,183,638	$518,508	$912,529	$1,971,325	$1,916,459
(14,954,435)	6,369,296	(1,033,670)	(149,842)	613,899	198,924	(231,353)
(7,640,846)	(23,810,401)	1,163,088	(1,010,210)	186,151	(352,998)	26,917

(11,932,102)	7,080,550	11,313,056	(641,544)	1,712,579	1,817,251	1,712,023

(10,793,758)	(24,742,027)	(11,206,935)	(508,494)	(945,655)	(1,987,779)	(1,903,719)
(6,073,705)	—	—	—	(638,290)	—	—

(16,867,463)	(24,742,027)	(11,206,935)	(508,494)	(1,583,945)	(1,987,779)	(1,903,719)

75,581,127	105,312,211	517,022,087	10,199,786	46,994,483	33,491,857	29,653,618
283,339	70,970	18,997	—	34,717	30,992	1,869
(112,133,836)	(155,856,891)	(43,222,826)	—	(19,892,297)	(17,029,893)	(15,890,504)

(36,269,370)	(50,473,710)	473,818,258	10,199,786	27,136,903	16,492,956	13,764,983

(65,068,935)	(68,135,187)	473,924,379	9,049,748	27,265,537	16,322,428	13,573,287
414,290,417	482,425,604	8,501,225	—	59,843,017	43,520,589	29,947,302

$349,221,482	$414,290,417	$482,425,604	$9,049,748	$87,108,554	$59,843,017	$43,520,589

$48,620	$—	$(50)	$9,901	$14,216	$84	$83

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	33

Statements of Cash Flows	Series C Portfolio

	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$21,335,473	$(32,358,810)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of long-term investment securities	(54,223,456)	(264,995,965)
Proceeds from disposition and maturities of long-term investment securities	107,097,350	348,453,332
Net (purchase) sale of short-term investment securities	3,244,789	(4,202,684)
Net change in unrealized (appreciation)/depreciation on investment securities	(31,998,621)	51,238,891
Net realized loss on investment securities	26,694,601	3,874,839
Net amortization of premium (discount)	110,978	278,339
Decrease in interest receivable	1,424,857	184,377
Increase in prepaid expenses	(1,332)	(25,105)
Decrease in receivable from advisor	3,023	23,563
Decrease in interest payable	(12,248)	(147,357)
Increase (decrease) in futures margin variation (net)	(1,183,487)	982,741
Increase (decrease) in other accrued expenses and liabilities	30,359	(57,028)

Net cash provided by operating activities	72,522,286	103,249,133

Cash Flows Used for Financing Activities
Net repayment of reverse repurchase agreements and other short term borrowings	(22,045,700)	(41,835,838)
Proceeds from shares sold	69,205,808	109,475,498
Payment on shares redeemed	(108,742,075)	(143,503,418)
Cash distributions paid	(10,940,319)	(27,385,375)

Net cash used for financing activities	(72,522,286)	(103,249,133)

Cash
Net increase (decrease) in cash	$—	$—
Beginning balance	—	—

Ending balance	$—	$—

Supplemental Disclosure of Cash Flow Information
Reinvestment of dividends	$172,677	$79,033
Cash paid during the period for interest	$170,277	$2,671,712

See Notes to Financial Statements.

34	ANNUAL REPORT	MARCH 31, 2009

Financial Highlights

	Series C Portfolio
	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.48	$9.79	$9.79	$9.92	$10.00

Net investment income[2]	0.26	0.58	0.51	0.47	0.41
Net realized and unrealized gain (loss)	0.26	(1.31)	—	(0.14)	(0.08)

Net increase (decrease) from investment operations	0.52	(0.73)	0.51	0.33	0.33

Dividends from net investment income	(0.26)	(0.58)	(0.51)	(0.46)	(0.41)

Net asset value, end of period	$8.74	$8.48	$9.79	$9.79	$9.92

Total Investment Return
Based on net asset value	6.17%[3]	(8.02)%	5.37%	3.51%	3.34%

Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%[4]	0.00%	0.00%	0.00%	0.00%

Total expenses after reimbursement	0.09%[4]	0.55%	0.19%	0.00%	0.00%

Total expenses	0.25%[4]	0.67%	0.39%	1.60%	3.02%

Net investment income	5.96%[4]	5.96%	5.31%	4.81%	4.12%

Supplemental Data
Net assets, end of period (000)	$352,930	$380,706	$475,724	$13,365	$9,917

Portfolio turnover	16%	51%	70%	42%	50%

	Series M Portfolio
	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.33	$9.73	$9.79	$9.83	$10.00

Net investment income[2]	0.26	0.51	0.51	0.48	0.40
Net realized and unrealized loss	(0.52)	(0.39)	(0.05)	(0.05)	(0.17)

Net increase (decrease) from investment operations	(0.26)	0.12	0.46	0.43	0.23

Dividends and distributions from:
Net investment income	(0.26)	(0.52)	(0.52)	(0.47)	(0.40)
Net realized gain	(0.15)	—	—	—	—

Total dividends and distributions	(0.41)	(0.52)	(0.52)	(0.47)	(0.40)

Net asset value, end of period	$8.66	$9.33	$9.73	$9.79	$9.83

Total Investment Return
Based on net asset value	(2.61)%[3]	1.12%	4.88%	4.54%	2.37%

Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%[4]	0.00%	0.00%	0.00%	0.00%

Total expenses after reimbursement	0.00%[4]	0.01%	0.00%	0.00%	0.00%

Total expenses	0.17%[4]	0.12%	0.18%	2.05%	3.93%

Net investment income	6.14%[4]	5.29%	5.28%	4.86%	4.03%

Supplemental Data
Net assets, end of period (000)	$349,221	$414,290	$482,426	$8,501	$4,916

Portfolio turnover	21%[5]	197%[6]	7%	23%	36%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 33%.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2009	35

Financial Highlights (concluded)

Series N Portfolio
Year Ended March 31, 2009[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.51
Net realized and unrealized loss	(1.14)

Net decrease from investment operations	(0.63)

Dividends from net investment income	(0.50)

Net asset value, end of period	$8.87

Total Investment Return
Based on net asset value[3]	(6.32)%

Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense and fees[4]	0.00%

Total expenses after reimbursement	0.05%

Total expenses	1.93%

Net investment income	5.50%

Supplemental Data
Net assets, end of period (000)	$9,050

Portfolio turnover	48%

	Series S Portfolio
	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005[5]
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$9.79	$9.84	$9.84	$10.00

Net investment income[2]	0.14	0.42	0.52	0.43	0.35
Net realized and unrealized gain (loss)	0.09	(0.04)	(0.06)	—	(0.16)

Net increase from investment operations	0.23	0.38	0.46	0.43	0.19

Dividends and distributions from:
Net investment income	(0.14)	(0.42)	(0.51)	(0.43)	(0.35)
Net realized gain	(0.10)	—	—	—	—

Total dividends and distributions	(0.24)	(0.42)	(0.51)	(0.43)	(0.35)

Net asset value, end of period	$9.74	$9.75	$9.79	$9.84	$9.84

Total Investment Return
Based on net asset value	2.44%[3]	3.98%	4.88%	4.51%	2.00%

Ratios to Average Net Assets
Total expenses after reimbursement	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.31%[6]	0.33%	0.51%	1.28%	2.72%

Net investment income	2.79%[6]	4.27%	5.28%	4.49%	3.54%

Supplemental Data
Net assets, end of period (000)	$87,109	$59,843	$43,521	$29,947	$9,843

Portfolio turnover	22%	71%[7]	53%	52%	17%

1	Commencement of operations was April 1, 2008.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

5	Commencement of operations was October 1, 2004.

6	Annualized.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 69%.

See Notes to Financial Statements.

36	ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 5 registered portfolios, of which the BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”), BlackRock Bond Allocation Target Shares Series M Portfolio (“Series M”) BlackRock Bond Allocation Target Shares Series N Portfolio (“Series N”) and BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”) (collectively the “Portfolios”) are included in these financial statements. Series C, Series M and Series S recently changed their fiscal year end to March 31. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Portfolios are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial Futures Contracts — The Portfolios may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage their interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Options — The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset

ANNUAL REPORT	MARCH 31, 2009	37

Notes to Financial Statements (continued)

and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in a Portfolio purchasing a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

•

Swaps – The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest Rate Swaps – The Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Swaptions – Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Series S and Series M Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage

38	ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IOs.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios’ other assets.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios. The Portfolios will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitutes a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

ANNUAL REPORT	MARCH 31, 2009	39

Notes to Financial Statements (continued)

Municipal Bonds Transferred to Tender Option Bond Trusts: The Series N Portfolio may leverage its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Series N Portfolio has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Series N Portfolio include the right of the Series N Portfolio (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Series N Portfolio. The TOB may also be terminated without consent of the Series N Portfolio upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Series N Portfolio, which typically invests the cash in additional municipal bonds. The Portfolio’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Portfolio’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown on the Statements of Assets and Liabilities as trust certificates.

Interest income from the underlying municipal bonds is recorded by the Series N Portfolio on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Series N Portfolio. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of March 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates during the period were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates
Series N	$506,806	$255,000	0.40% - 7.03%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Series N Portfolio’s investments in TOBs may adversely affect the Series N Portfolio’s investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Series N Portfolio’s net asset value per share.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., TBA’s beyond normal settlement, extended settlements, written swaptions, swaps, financial futures contracts) or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., written swaptions, swaps, financial futures contracts and reverse repurchase agreements).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

40	ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Series C, Series M and Series S US federal income tax returns remain open for each of the three years ended September 30, 2008 and for the period ended March 31, 2009. The statutes of limitations on the Series N US federal income tax returns remain open for the year ended March 31, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series N were expensed by Series N and reimbursed by the advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Other: Expenses directly related a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor benefits from the Fund being an investment option in a wrap program for which affiliates of the Advisor receive fees. The Advisor is contractually obligated to pay expenses it incurs in providing advisory services to the Fund and will pay or reimburse the Fund for all of its direct expenses, except extraordinary expenses and interest expense.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, acts as administrator for the Fund. For these services, PNCGIS receives administration and accounting services fees computed daily and payable monthly, at the following annual rates: (a) for accounting services, (i) $12,000 for each Portfolio’s first $250 million in average daily net assets, $12,000 for each Portfolio’s next $500 million in average daily net assets and 0.0025% for each Portfolio’s average daily net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per cusip per day; (b) for administration services, 0.005% of each Portfolio’s average daily net assets; and (c) out-of-pocket expenses.

PNCGIS serves as transfer and dividend disbursing agent. For its services, PNCGIS receives an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements.

As mentioned above, the Advisor will reimburse the Fund for all such administration, custodian and transfer agent services.

Pursuant to written agreements, certain affiliates of Merrill Lynch provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Period April 1, 2008 to December 31, 2008	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
Series C	$—	$45,175	$205,524
Series M	—	45,191	205,539
Series N	8	—	—
Series S	—	519	1,621

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

ANNUAL REPORT	MARCH 31, 2009	41

Notes to Financial Statements (continued)

3. Investments:

For the six months ended March 31, 2009 for Series C, Series M and Series S and for the year ended March 31, 2009 for Series N purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions), excluding short-term securities and US government securities were as follows:

	Purchases	Sales
Series C	$54,911,983	$105,393,205
Series M	25,026,983	124,954,852
Series N	13,923,868	4,074,855
Series S	27,717,402	8,311,388

For the six months ended March 31, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales
Series C	$2,507,959	$2,716,811
Series M	46,690,398	12,535,671
Series S	17,067,559	285,713

For the period ended March 31, 2009, Series M had purchases and sales of mortgage dollar rolls of $7,092,734 and $7,106,523, respectively.

Written options transactions entered into during the six months ended March 31, 2009 are summarized as follows:

	Series S
	Contracts	Premium
Balance at 9/30/08	—	$—
Written	(400)	(22,200)
Expired	—	—

Balance at 3/31/09	(400)	$(22,200)

4. Average Borrowings:

For the period ended March 31, 2009, the average borrowings and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$8,528,133	3.59%
Series M	627,680	3.24%
Series N	250,740	1.69%

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of March 31, 2009 attributable to paydowns, reclassification of distributions and amortization methods on fixed income securities were reclassified to the following accounts:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain/(Loss)
Series M	$179,199	$(179,199)
Series N	(113)	113
Series S	47,258	(47,258)

The tax character of distributions paid during the periods ended March 31, 2009, September 30, 2008 and September 30, 2007 were as follows:

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain
Series C
10/1/08 to 3/31/09	—	$10,772,288	—
9/30/08	—	27,398,793	—
9/30/07	—	9,375,175	—
Series M
10/1/08 to 3/31/09	—	14,423,839	$2,443,624
9/30/08	—	24,742,027	—
9/30/07	—	9,116,008	—
Series N
4/1/08 to 3/31/09	$508,494	—	—
Series S
10/1/08 to 3/31/09	—	1,177,415	406,530
9/30/08	—	1,987,779	—
9/30/07	—	1,836,834	—

As of March 31, 2009, the tax components of accumulated losses were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Capital Gains	Net Unrealized Losses*	Total Accumulated Losses
Series C	$—	$(18,334,874)	$—	$(33,192,089)	$(51,526,963)
Series M	71,444	—	—	(46,508,195)	(46,436,751)
Series N	—	(65,327)	—	(1,084,711)	(1,150,038)

42	ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Capital Gains	Net Unrealized Losses*	Total Accumulated Losses
Series S	117,401	—	75,644	(504,130)	(311,085)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and the treatment of residual interests in tender option bond trusts.

As of March 31, 2009, Series C and Series N had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring March 31,
	2014	2015	2016	2017
Series C	$15,174	$118,497	$823,746	$17,377,457
Series N	—	—	—	65,327

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

8. Capital Shares Transactions:

Transactions in shares for each period were as follows:

Series C	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007
Shares sold	7,987,560	11,505,567	52,745,171
Shares issued in reinvestment of dividends	19,927	8,434	1,899

Total issued	8,007,487	11,514,001	52,747,070
Shares redeemed	(12,534,818)	(15,198,201)	(5,509,394)

Net increase (decrease)	(4,527,331)	(3,684,200)	47,237,676

Series M
Shares sold	8,887,732	10,776,955	53,202,695
Shares issued in reinvestment of dividends and distributions	32,998	7,355	1,954

Total issued	8,920,730	10,784,310	53,204,649
Shares redeemed	(13,019,873)	(15,967,742)	(4,475,410)

Net increase (decrease)	(4,099,143)	(5,183,432)	48,729,239

Series N	Year Ended March 31, 2009
Shares sold	1,019,820

Net increase	1,019,820

ANNUAL REPORT	MARCH 31, 2009	43

Notes to Financial Statements (concluded)

Series S	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
		2008	2007
Shares sold	4,852,518	3,415,519	3,027,765
Shares issued in reinvestment of dividends and distributions	3,607	3,154	191

Total issued	4,856,125	3,418,673	3,027,956
Shares redeemed	(2,049,097)	(1,725,130)	(1,625,935)

Net increase	2,807,028	1,693,543	1,402,021

44	ANNUAL REPORT	MARCH 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Bond Allocation Target Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Series C, Series M, Series N, and Series S Portfolios [four of the five portfolios constituting the BlackRock Bond Allocation Target Shares (the “Fund”), (collectively, “the Portfolios”)] as of March 31, 2009, and the related statements of operations for the six month period then ended and the year ended September 30, 2008 for Series C, Series M, and Series S Portfolios and the period from April 1, 2008 (commencement of operations) to March 31, 2009 for the Series N Portfolio, the statements of changes in net assets for the six month period then ended and the two year period ended September 30, 2008 for the Series C, Series M, and Series S Portfolios and the period from April 1, 2008 (commencement of operations) to March 31, 2009 for the Series N Portfolio, the statement of cash flows for Series C for the six month period then ended and the year ended September 30, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of March 31, 2009, the results of their operations, the changes in their net assets, the cash flows for Series C, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 20, 2009

Important Tax Information (Unaudited)

All of the net investment income distribution paid by the Series N Portfolio during the taxable year ended March 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended March 31, 2009:

Interest Related Dividends for Non-US Residents

	October 2008 - December 2008		January 2009 - March 2009
Series C	99.70	%*	56.65	%*
Series M	66.08	%*	99.25	%*
Series S	69.38	%*	99.73	%*

Short-Term Capital Gains Dividends for Non-US Residents

	Payable Date
Series M	12/24/2008	100	%*
Series S	12/24/2008	100	%*

Federal Obligation Interest**

Series M	1.20%
Series S	2.94%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Portfolios distributed Long-Term Capital Gains per share to shareholders of record on December 22, 2008 as follows.

Long-Term Capital Gain
Series M	$0.061118
Series S	0.064263

ANNUAL REPORT	MARCH 31, 2009	45

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 103 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

46	ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	MARCH 31, 2009	47

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	174 Funds 286 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

48	ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

ANNUAL REPORT	MARCH 31, 2009	49

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Important Notice Regarding Delivery of Shareholder Documents

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

50	ANNUAL REPORT	MARCH 31, 2009

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ANNUAL REPORT	MARCH 31, 2009	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/09-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$32,100	$31,900	$0	$0	$6,100	$6,100	$1,028	$1,049
Series M Portfolio	$32,200	N/A	$0	N/A	$6,100	N/A	$1,028	N/A
Series N Portfolio	$32,100	$31,900	$0	$0	$6,100	$6,100	$1,028	$1,049
Series S Portfolio	$32,100	$31,900	$0	$0	$6,100	$6,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$414,628	$412,149
Series M Portfolio	$414,628	$412,149
Series N Portfolio	$414,628	$405,000
Series S Portfolio	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Bond Allocation Target Shares

Date:	May 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Bond Allocation Target Shares

Date: May 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Bond Allocation Target Shares

Date:	May 20, 2009